AWN Testing
Bit Rate Records





Jesse Hindemith	Paul Moller
JHindemith@ITCcom.net	PMoller@ITCcom.net
858.486.1117	480.993.2220

Data Rates Tested

iNTELLICOM

- Chandler Lab Testing
  - Lab testing up to 10.71 Mbps
  - Lab Ethernet (iperf) data verified at 1024 kbps, Skype phone cal
- Roswell
  - Ground - Ethernet (iperf) data verified at 1024 kbps (short distance), Skype phone call
  - Airborne
    - Ground to air - testing at 200 kbps
    - Air to air – testing at 1024 kbps
    - Data rate was limited by
      - available equipment
      - non-directional, low gain antennas
      - through the window losses
      - flight patterns, weather
- Next Generation RF Development
  - Design objectives: 240 nmi, up to 200 Mbps
  - Spectrum selection underway
  - Developing highly directional antennas and advanced modulation

Data Rates Achieved

Snapshot of test events log

Airborne Wireless Network Testing - Event Log

20170602m01v01.4_EventLog.xlsx

Event #	Date	Equipment Time Stamp	Local Time	Description	Flight Status	Notes	Test Artifact	Summary Result
2	5/15/2017		16:12	Modem Lock at 10.71 Mbps			20170515_161223.jpg	Lab modem lock at 10.71 Mbps
20	5/24/2017		19:08	A1<>A2 Duplex Lock	Lab		2017-05-24 19.08.08.jpg 2017-05-24 19.08.51.jpg	Lab A1<>A2 duplex data transfer at 1024 kbps
22	5/25/2017		16:00	Made a Skype call to Jason De Mos that evening using AC-2 to ground with internet connection.	Lab	Made several call to other staff members phones to test stability	20170530m02v02.0_SkypeCall_Log.xlsx	Lab Skype call using A2<>G3 duplex data transfer at 1024 kbps
29	5/29/2017		14:17	G3 Rx (A2 tx)	Ground	iperf from A2	2017-05-29 14.17.31	Ground A2>G3 data transfer at 1024 kbps
31	5/29/2017		14:21	A2 Rx (G3 Tx)	Ground	iperf from G3	2017-05-29 14.21.40	Ground G3>A2 data transfer at 1024 kbps
33	5/29/2017		14:22	A1 Rx (A2 tx)	Ground	iperf from A2	2017-05-29 14.29.48	Ground A2>A1 data transfer at 1024 kbps
37	5/29/2017		14:49	A2 Rx (G4 tx)	Ground	iperf from G4	2017-05-29 14.49.23	Ground G4>A2 data transfer at 1024 kbps
43	5/31/2017	12:55	13:55	G3 Rx Lock from A2 during flight, RX level at -79 dBm	A2 Airborne	G3 Rx lock at 1024 kbps	MVI_4253.MOV (0:24)	In Flight A2>G3 lock at 1024 kbps
48	5/31/2017		15:24	A2/G3 2:32 Skype call with Jesse 8586634520	Ground	G3 improvements in transmitter grounding and tx	20170530m02v02.0_SkypeCall_Log.xlsx	Ground A2<>G3 duplex 1024 kbps Skype Call made
56	5/31/2017		17:28	G3 Rx and Locked	A1 +A2 Airborne			In Flight A2>G3 lock at 1024 kbps
57	5/31/2017		17:30	A1 Rx lock photo	A1 +A2 Airborne	A2: 14.8 GHz rx, 1024 kbps	IMG_1042.JPG	In Flight A2>A1 lock at 1024 kbps
62	5/31/2017		17:45	A2 locked intermittant	A2 Airborne		2017-05-31 17.45.48.jpg	In Flight G3>A2 intermittent lock at 200 kbps
66	5/31/2017		17:55	A2 Locked	Ground			Ground G3>A2 intermittent lock at 200 kbps

Legend
A1 = Aircraft 1, with Modem 1
A2 = Aircraft 2, with Modem 2
G3 = Ground Terminal with Modem 3
G4 = Ground Terminal with Modem 4

Skype Call Log

iNTELLICOM

- Installed on Aircraft A2 and on the ground, successfully established internet communications between A2 and G3
- Several Skype telephone calls were made.

Skype Call Log

20170530m02v01.0_SkypeCall_Log.xlsx

Date	Date (GMT)	Item	Destination	Type	Rate	Duration	Amount	Currency	Called	Notes
5/31/2017 22:34	2017-05-31T22:34:42+00:00	13108500890	USA	Call	0.023	**0:02:11**	0.12	USD	Jason de Mos	Call made from 767 A2 on the ground in Roswell via G3 ground station and internet.
5/31/2017 22:33	2017-05-31T22:33:49+00:00	13108500890	USA	Call	0.023	0:00:09	0.08	USD	Jason de Mos	no answer
5/31/2017 22:27	2017-05-31T22:27:29+00:00	13108500890	USA	Call	0.023	0:00:05	0.08	USD	Jason de Mos	no answer
5/31/2017 22:24	2017-05-31T22:24:32+00:00	18586634520	USA	Call	0.023	**0:02:12**	0.12	USD	Jesse Hindemith	Call made from 767 A2 on the ground in Roswell via G3 ground station and internet.
5/31/2017 1:56	2017-05-31T01:56:07+00:00	16042180822	Canada	Call	0.023	0:00:11	0.08	USD	Lee Vishlof	no answer
5/25/2017 2:33	2017-05-25T02:33:00+00:00	16042180822	Canada	Call	0.023	**0:08:38**	0.26	USD	Lee Vishlof	Call made from ITC Chandler lab through the demonstration radio link and internet.
5/25/2017 2:31	2017-05-25T02:31:55+00:00	16042180822	Canada	Call	0.023	0:00:06	0.08	USD	Lee Vishlof	no answer
5/25/2017 2:23	2017-05-25T02:23:33+00:00	13108500890	USA	Call	0.023	**0:07:41**	0.24	USD	Jason de Mos	Call made from ITC Chandler lab through the demonstration radio link and internet.
5/25/2017 2:22	2017-05-25T02:22:57+00:00	13108500890	USA	Call	0.023	0:00:00	0	USD	Jason de Mos	no answer
5/25/2017 2:21	2017-05-25T02:21:12+00:00	18586634520	USA	Call	0.023	0:00:29	0.08	USD	Jesse Hindemith	Call made from ITC Chandler lab through the demonstration radio link and internet.
5/24/2017 5:52	2017-05-24T05:52:35+00:00	14802261493	USA	Call	0.023	0:00:09	0.08	USD	Paul Moller	Call made from ITC Chandler lab through the demonstration radio link and internet.

Backup Material

Test Event Log – Page 1, Lab…

iNTELLICOM

Airborne Wireless Network
Testing - Event Log

20170802nOTv814_EventLog.xlsx

Event #	Date	Equipment Time Stamp	Local Time	Description	Flight Status	Notes	Test Artifact	Summary Result
0	5/15/2017			**Lab Testing, Gilbert, AZ**	Lab			
1	5/15/2017		9:00	Debug Modems/Transceivers for correct SW Load	Lab	Modems would not lock up or support target rate. A firmware update was required		
2	5/15/2017		18:12	Modem Lock at 10.71Mbps			20170515_181223.jpg	Lab modem lock at 10.71Mbps
3	5/16/2017		9:00	Modem/Transceiver working and lab testing continue	Lab	1Mbps was now achieved	Cubic Assisted	
4	5/16/2017		10:00	Transceiver locked with more efficient modulation and coding scheme	Lab	Could operate down to 200 Kbps	1941_5595	
5	5/16/2017		12:30	A1, A2 and Ground terminal identification created and began iperf testing	Lab	A1 and A2 locked onto each other and passed data	1951_5927	
6	5/16/2017		16:30	Multiple file transfer programs were tested and left on for a longer period	Lab	IP traffic testing - ping, iperf, VLC video playback	1953_5879	
7	5/17/2017		9:00	operated transceiver management screens for optimum configuration and operation	Lab	Configured antennas in test chamber, calibrated loss between terminals and added proper attenuation	07.02.54	
8	5/17/2017		11:00	Operated system at full load levels, then identified backoff requirements against performance and throughput	Lab	Identified Power Amplifier linearity and lock measurements	10.05.56	
9	5/17/2017		15:00	One HPA had higher current requirement and additional power supply was required	Lab	New power supply added and test restarted	IMG_4096	
10	5/18/2017		9:00	Evaluated all equipment, tested end-end performance, completed all IP tests	Lab	Several failures along the way, troubleshooted and resolved		
11	5/18/2017		13:15	Broadcast Networking configuration to pass data through an aircraft to the ground terminal. We created the path to create the use of broadcast packets to get A1<>A2<>Gnd operating. This did work.	Lab	Required assistance from Cubic network configuration team.		
12	5/18/2017		16:30	System left on operating for a long period	Lab			
13	5/19/2017		9:00	Reconfigured the system to add additional attenuation to meet the receiver threshold to that of the actual testing with the aircraft	Lab	Items that were not practical to measure in the lab included [illegible] proximity so we had to rely on the manufacturer's specifications and our noise figure calculations.		
14	5/19/2017		9:00	Cubic engineer Jeff Cobb came to test lab to see testing and assist with additional configuration. Jeff determined that two units needed additional upgrades because of suspicious systems. Tested for the rest of the day. Packed up faulty units and Jeff took them back to Cubic in San Diego	Lab	2 each Modems/Transceivers would take longer to lock up to each other or achieve sync		
15	5/20/2017		9:00	Tested with the two units that were left behind	Lab	Evaluated all equipment, tested end-end performance, completed all IP tests	07.01.52	

Legend
A1 = Aircraft 1, with Modem 1
A2 = Aircraft 2, with Modem 2
G3 = Ground Terminal with Modem 3
G4 = Ground Terminal with Modem 4

…Test Event Log – Page 2, Lab…

iNTELLICOM

Event #	Date	Equipment Time Stamp	Local Time	Description	Flight Status	Notes	Test Artifact	Summary Result
16	5/22/2017		9:00	Cubic sent back the repaired units. Installed new units into the system the and finally felt the units were ready for flight demo. Tested in the lab all day with positive results.	Lab	Stress tested the system with multiple configurations. Transmitted at multiple data rates and maximized iperf rates to levels were we would not take on packet loss	07.01.52	
17	5/23/2017		9:00	Turned up complete system including ground amplifier and ran test over simulated airborne demonstration network	Lab			
18	5/24/2017		13:00	Configured equipment with Skype and Internet access	Lab	Ground terminal was setup for dual NIC and the second port was connected to a router to gain Internet access	15.28.34	
19	5/24/2017		16:00	Tested configuration for the rest of the day	Lab	Data passed on all	1948_5976	
20	5/24/2017		19:00	A1<>A2 Duplex Lock	Lab		2017-05-24 19.08.08.jpg 2017-05-24 19.08.51.jpg	Lab A1<>A2 duplex data transfer at 1024 kbps
21	5/25/2017		9:00	Stressed tested the system at different data rates and power levels	Lab	Further defined system performance, positive results all day		
22	5/25/2017		16:00	Made a Skype call to Jason De Mos that evening using AC-2 to ground with internet connection.	Lab	Made several calls to other staff members phones to test stability	20170530w02x020_SkypeCallLog.xls x	Lab Skype call using A2<>G3 duplex data transfer at 1024 kbps
23	5/26/2017		9:00	Racks arrive as a large parts list and needs configuration.	Lab	Attention had to be made to aircraft flight test racks to prepare for demo		
24	5/26/2017		10:00	All equipment left transmitting for the day while other preparation activities took place	Lab	Equipment stayed connected all day		
25	5/26/2017		16:00	Equipment packed for shipment to airborne test	Lab			

Legend
A1 = Aircraft 1, with Modem 1
A2 = Aircraft 2, with Modem 2
G3 = Ground Terminal with Modem 3
G4 = Ground Terminal with Modem 4

…Test Event Log – Page 3, Roswell 757s… iNTELLICOM

Testing on 757 aircraft on the ground

Event #	Date	Equipment Time Stamp	Local Time	Description	Flight Status	Notes	Test Artifact	Summary Result
26	5/29/2017		14:00	**757's Ground Testing**	Ground			
27	5/29/2017		14:10	G3 Tx	Ground	spectrum	2017-05-29 14.10.47	
28	5/29/2017		14:13	**G3 Rx** (A2 tx)	Ground	spectrum, rx about -60 dBm	2017-05-29 14.13.50	
29	5/29/2017		14:17	**G3 Rx** (A2 tx)	Ground	iperf from A2	2017-05-29 14.17.31	Ground A2> G3 data transfer at 1024 kbps
30	5/29/2017		14:17	**G3 Rx** (A2 tx)	Ground	Rx lock at -57 dBm	2017-05-29 14.17.52	
31	5/29/2017		14:21	A2 Rx (G3 Tx)	Ground	iperf from G3	2017-05-29 14.21.43	Ground G3> A2 data transfer at 1024 kbps
32	5/29/2017		14:22	A2 Rx (G3 Tx)	Ground	Rx lock at -61 dBm	2017-05-29 14.22.45	
33	5/29/2017		14:22	A1 Rx (A2 tx)	Ground	iperf from A2	2017-05-29 14.29.48	Ground A2> A1 data transfer at 1024 kbps
34	5/29/2017		14:30	A1 Rx (A2 tx)	Ground	Rx lock at -75 dBm	2017-05-29 14.30.45	
35	5/29/2017		14:43	**G4 Rx** (A2 tx)	Ground	Rx lock at -61 dBm	2017-05-29 14.43.22	
36	5/29/2017		14:47	A2 Rx (G4 tx)	Ground	spectrum (~-85 dBm)	2017-05-29 14.47.20	
37	5/29/2017		14:49	A2 Rx (G4 tx)	Ground	iperf from G4	2017-05-29 14.49.23	Ground G4> A2 data transfer at 1024 kbps
38	5/29/2017		14:49	A2 Rx (G4 tx)	Ground	Rx lock at -62	2017-05-29 14.49.55	
39	5/31/2017		8:00	**757's In Flight (and Ground) Testing**	Ground			
40	5/31/2017		8:58	Debugging A2	Ground			

Legend
A1 = Aircraft 1, with Modem 1
A2 = Aircraft 2, with Modem 2
G3 = Ground Terminal with Modem 3
G4 = Ground Terminal with Modem 4

…Test Event Log – Page 4, Roswell 767s

INTELLICOM

Testing on 767 aircraft airborne and ground

Event #	Date	Equipment Time Stamp	Local Time	Description	Flight Status	Notes	Test Artifact	Summary Result
41	5/31/2017		14:00	1st Flight	A2 Airborne			
42	5/31/2017		10:51	A2 Rx signal weak	A2 Airborne		2017-05-31 14.01.15.jpg	
43	5/31/2017	12:55	13:55	**G3 Rx Lock** from A2 during flight, RX level at -73	A2 Airborne	G3 Rx lock at 1024 kbps	MVI_4253.MOV(0:24)	In Flight A2>G3 lock at 1024 kbps
44	5/31/2017	12:55	13:55	2 dB loss, level vs banking	A2 Airborne		verbal by Jeff in MVI_4253.MOV	
45	5/31/2017		14:00	A2 Flying	A2 Airborne			
46	5/31/2017		14:43	A2 - discover lossy cables installed	A2 Airborne			
47	5/31/2017			A2 on the ground	Ground	Debugged A2 Rx. Removed lossy cables and splitter.		
48	5/31/2017		15:24	A2/G3 2:12 Skype call with Jesse 8586634520	Ground	G3 improvements in transmitter grounding and/or noise	20170530m02v02.0_SkypeCall_Log.xlsx	Ground A2<>G3 duplex 1024 kbps Skype Call made
49	5/31/2017		15:34	A2/G3 2:12 Skype call with Jason 8586634520	Ground			
50	5/31/2017		16:45	**A2 Rx** is strong (on the ground) reduced rx chain	Ground	A2: 14.8 GHz rx, 1024 kbps	2017-05-31 16.45.26.jpg	
51	5/31/2017		16:56	A2 Taxiing for Second Flight	Ground			
52	5/31/2017		17:00	A1 Flying	A1 Airborne		IMG_1031.JPG	
53	5/31/2017		17:12	A2 Flying	A1+A2 Airborne			
54	5/31/2017		17:14	G3 Rx A2 at -75 dBm	A1+A2 Airborne			
55	5/31/2017	16:23	17:23	A1 Rx Lock	A1+A2 Airborne			
56	5/31/2017		17:26	G3 Rx and Locked	A1+A2 Airborne			In Flight A2>G3 lock at 1024 kbps
57	5/31/2017		17:30	A1 Rx lock photo	A1+A2 Airborne	A2: 14.8 GHz rx, 1024 kbps	IMG_1042.JPG	In flight A2>A1 lock at 1024 kbps
58	5/31/2017		17:31	A2 Rx signal is weak, demod not locking	A1+A2 Airborne	A2: 14.8 GHz rx, 1024 kbps	2017-05-31 17.31.21.jpg	
59	5/31/2017		17:31	A2 Rx signal is seen (-93 dBm on spec-an) after reducing attenuation in spectrum analyzer, changing to 14.2 GHz, and reducing bit rate by 7 dB or to 200	A1+A2 Airborne	A2: 14.6 GHz rx, 200 kbps	2017-05-31 17.32.59.jpg	
60	5/31/2017			A1 Lands	A2 Airborne			
61	5/31/2017		17:37	G3/A2 go to 512k	A2 Airborne			
62	5/31/2017		17:45	A2 locked intermittant	A2 Airborne		2017-05-31 17.45.48.jpg	In Flight G3>A2 intermittant lock at 200 kbps
63	5/31/2017		17:50	A2 on approach	A2 Airborne			
64	5/31/2017		17:51	A2 locked intermittant	A2 Airborne		2017-05-31 17.51.02.jpg	
65	5/31/2017		17:55	A2 Landed	Ground			
66	5/31/2017		17:55	A2 Locked	Ground			Ground G3>A2 intermittant lock at 200 kbps
67	5/31/2017	17:13	18:13	G3 Ping Responces from A2 (intermittant)	Ground		20170530_PingRecord.PNG	

Legend
A1 = Aircraft 1, with Modem 1
A2 = Aircraft 2, with Modem 2
G3 = Ground Terminal with Modem 3
G4 = Ground Terminal with Modem 4

Lab Testing at 10.71 Mbps

iNTELLICOM



Traffic Client - Command and Status
File Edit Advanced
CUBIC
Command and Control Client
UNENCRYPTED
Data Link
Antenna
Navigation
Encryption
Admin
Video
ATM
Local
Set Frequency
FL Frequency
Set FL
15.250 MHz
local
RL Frequency
Set RL
14.615 MHz
local
Set Waveform
FL Waveform
RL Waveform
Set PN Code
FL PN Code
(HEX)
Set Element
SCE
Link Status
TX On/Off
On
Lo
RX
TX PLL Lock
Link Lock

1024 kbps - Lab Ethernet Testing


CUBIC
BYPASSED





Lab simulation through back to back transmit horns in RF Chamber



Roswell – 757 Ground Ethernet Testing at 1024 kbps

iNTELLICOM


CUBIC
AIR 1
AIR-AIR
A1 - A2

200 kbps - G3 to A2 Communications While Airborne

- Successfully established a communication path from G3 to A2
- A2 rx or G3 tx issues provide weak rx signal and Demod lock was intermittent



MAY 31/2017
A2-G3 Rx

At 17:32 A2 Receive carrier identified on spectrum analyzer at about -93 dBm.



CUBIC
UNENCRYPTED
BYPASSED

At 17:45 A2 Receive Lock was achieved intermittently and for short durations during the 2nd flight